UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2008
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 Saginaw Drive, Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors has designated for certain of the Company’s executive officers a target cash bonus amount under the Company’s fiscal year 2008 Cash Bonus Plan (the “2008 Bonus Plan”), a summary of which is set forth on Exhibit 10.23 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007. The target cash bonus amounts under the 2008 Bonus Plan for the Company’s named executive officers are as set forth on Exhibit 10.24 to this Current Report on Form 8-K, which is incorporated by reference herein and supersedes in its entirety Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.24	Fiscal 2008 Bonus Compensation Information for Named Executive Officers.+

+	Management contract or compensatory plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: February 8, 2008	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.24	Fiscal 2008 Bonus Compensation Information for Named Executive Officers.+

+	Management contract or compensatory plan.